Subsequent Events	9 Months Ended
Sep. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

24. SUBSEQUENT EVENTS
A) MEG Energy Corp. Acquisition
On August 21, 2025, Cenovus entered into a definitive agreement to acquire all of the issued and outstanding shares of MEG Energy Corp. (“MEG”) through a plan of arrangement (the “MEG Acquisition”). Cenovus obtained fully committed financing of a $2.7 billion three-year term loan and a $2.5 billion bridge facility to fund the cash consideration portion of the MEG Acquisition. No amounts were outstanding on the term loan and bridge facility as at September 30, 2025.
From October 8, 2025, to October 15, 2025, the Company acquired an aggregate of 25.0 million common shares of MEG for $752 million.
On October 26, 2025, Cenovus entered into a second amending agreement (“Amended Agreement”). Under the terms of the Amended Agreement, Cenovus will acquire all the issued and outstanding common shares of MEG in exchange for cash consideration of $3.8 billion and 159.6 million Cenovus common shares.
The MEG Acquisition is subject to shareholder, court and other customary approvals.
B) Asset Disposition
On October 26, 2025, Cenovus entered into an agreement to dispose of certain Lloydminster thermal assets in the Oil Sands segment for total proceeds of up to $150 million, comprised of $75 million cash paid on closing and up to $75 million in variable consideration. The disposition is expected to close in the fourth quarter of 2025, subject to closing conditions.